Exhibit 99.2 I ES H O L D I N G S , I N C . ( N A S DAQ : I ES C ) | T h i rd Q u a r te r 2 0 2 1 U p d ate | J U N E 3 0 , 2 0 2 1

2 Forward-Looking Statements Certain statements in this release may be deemed "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that the Company believes to be reasonable as of the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "seek," "estimate," "predict," "potential," "pursue," "target," "continue," the negative of such terms or other comparable terminology. These statements involve risks and uncertainties that could cause the Company's actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, the impact of the COVID-19 outbreak or future epidemics on our business, including the potential for job site closures or work stoppages, supply chain disruptions, construction delays, reduced demand for our services, or our ability to collect from our customers; the ability of our controlling shareholder to take action not aligned with other shareholders; the possibility that certain tax benefits of our net operating losses may be restricted or reduced in a change in ownership or a change in the federal tax rate; the potential recognition of valuation allowances or write-downs on deferred tax assets; the inability to carry out plans and strategies as expected, including our inability to identify and complete acquisitions that meet our investment criteria in furtherance of our corporate strategy, or the subsequent underperformance of those acquisitions; competition in the industries in which we operate, both from third parties and former employees, which could result in the loss of one or more customers or lead to lower margins on new projects; fluctuations in operating activity due to downturns in levels of construction or the housing market, seasonality and differing regional economic conditions; and our ability to successfully manage projects, as well as other risk factors discussed in this document, in the Company's annual report on Form 10-K for the year ended September 30, 2020 and in the Company’s other reports on file with the SEC. You should understand that such risk factors could cause future outcomes to differ materially from those experienced previously or those expressed in such forward-looking statements. The Company undertakes no obligation to publicly update or revise any information, including information concerning its controlling shareholder, net operating losses, borrowing availability, or cash position, or any forward-looking statements to reflect events or circumstances that may arise after the date of this release. Forward-looking statements are provided in this press release pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein. Non-GAAP Financial Measures and Other Adjustments This document includes adjusted net income per share and backlog, and, in the non-GAAP reconciliation tables included herein, adjusted net income attributable to IES, adjusted earnings per share attributable to IES, adjusted EBITDA and adjusted net income before taxes, each of which is a financial measure not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”). Management believes that these measures provide useful information to our investors by, in the case of adjusted net income per share, adjusted net income attributable to IES, adjusted earnings per share attributable to IES, adjusted EBITDA and adjusted net income before taxes, distinguishing certain nonrecurring events such as litigation settlements or significant expenses associated with leadership changes, or noncash events, such as our valuation allowances release and write-down of our deferred tax assets, or, in the case of backlog, providing a common measurement used in IES’s industry, as described further below, and that these measures, when reconciled to the most directly comparable GAAP measures, help our investors to better identify underlying trends in the operations of our business and facilitate easier comparisons of our financial performance with prior and future periods and to our peers. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, which has been provided in the financial tables included in this document. Remaining performance obligations represent the unrecognized revenue value of our contract commitments. While backlog is not a defined term under GAAP, it is a common measurement used in IES’s industry and IES believes this non-GAAP measure enables it to more effectively forecast its future results and better identify future operating trends that may not otherwise be apparent. IES’s remaining performance obligations are a component of IES’s backlog calculation, which also includes signed agreements and letters of intent which we do not have a legal right to enforce prior to work starting. These arrangements are excluded from remaining performance obligations until work begins. IES’s methodology for determining backlog may not be comparable to the methodologies used by other companies. For further details on the Company’s financial results, please refer to the Company’s annual report on Form 10-Q for the quarter ended June 30, 2021, to be filed with the Securities and Exchange Commission (“SEC”) by August 5, 2021, and any amendments thereto. General information about IES Holdings, Inc. can be found at http://www.ies-co.com under "Investor Relations." The Company's annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the Company's website as soon as reasonably practicable after they are filed with, or furnished to, the SEC. Disclosures

3 • Revenue of $406 million, an increase of 38% year-over-year (“y-o-y”) • Operating Income of $22.5 million, an increase of 60% y-o-y • Earnings per Share of $0.92 (+59%) and Adjusted Earnings per Share* of $0.99 (+65%) • Remaining Performance Obligations of $669 million, a GAAP measure of future revenue to be recognized from current contracts with customers, and record Backlog* of $825 million • Acquired Edmonson Electric, adding to IES Residential capabilities • Terminated NOL Rights Plan effective May 21, 2021 Third Quarter 2021 Highlights * Non-GAAP financial measure; see reconciliation table

4 Revenue and Operating Income: 3Q & YTD FY’21 +38% +60% +22% +55% REVENUE: THREE MONTHS ENDING ($ in millions) REVENUE: YEAR-TO-DATE ($ in millions) OPERATING INCOME: THREE MONTHS ENDING ($ in millions) OPERATING INCOME: YEAR-TO-DATE ($ in millions) $293 $406 3Q '20 3Q '21 $860 $1,053 YTD FY'20 YTD FY'21 $14.1 $22.5 3Q '20 3Q '21 $35.7 $55.5 YTD FY'20 YTD FY'21

5 Earnings per Share and Adjusted Earnings per Share*: 3Q & YTD FY’21 +59% +65% +65% +61% EARNINGS PER SHARE: THREE MONTHS ENDING ($ / share) EARNINGS PER SHARE: YEAR-TO-DATE ($ / share) ADJ. EARNINGS PER SHARE*: THREE MONTHS ENDING ($ / share) ADJ. EARNINGS PER SHARE*: YEAR-TO-DATE ($ / share) * Non-GAAP financial measure; see reconciliation table $0.58 $0.92 3Q '20 3Q '21 $0.60 $0.99 3Q '20 3Q '21 $1.26 $2.08 YTD FY'20 YTD FY'21 $1.50 $2.41 YTD FY'20 YTD FY'21

6 Segment Results: 3Q & YTD FY’21 • Revenue: $116.2 million (+20% from 3Q FY’20) • Operating Income: $9.9 million (+5%) Communications • Revenue: $186.4 million (+73%) • Operating Income: $11.0 million (+23%) Residential • Revenue: $39.1 million (+22%) • Operating Income: $4.8 million (+25%) Infrastructure Solutions • Revenue: $64.1 million (+13%) • Operating Income: $1.0 million Commercial & Industrial • Revenue: $309.5 million (+12% from YTD FY’20) • Operating Income: $29.0 million (+23%) • Revenue: $456.3 million (+52%) • Operating Income: $25.6 million (+14%) • Revenue: $108.2 million (+17%) • Operating Income: $13.4 million (+43%) • Revenue: $178.7 million (-6%) • Operating Loss: $0.9 million THIRD QUARTER NINE MONTHS YEAR-TO-DATE

7 Quarterly Backlog* Trend $597 $602 $632 $707 $825 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 Remaining Performance Obligations $614 $669$523 $505 $525 * Non-GAAP financial measure; see reconciliation table BACKLOG* ($ in millions)

Appendix

9 Income Statement Three Months Ended Nine Months Ended (in mill ions, except earnings per share) June 30, June 30, 2020 2021 2020 2021 Revenue $293.1 $405.9 $860.4 $1,052.7 Operating income 14.1 22.5 $35.7 $55.5 Interest expense & other 0.1 0.2 $1.0 $0.4 Provision for income taxes 1.7 2.6 $7.6 $9.9 Net income attributable to noncontroll ing interest (0.1) (0.3) ($0.1) ($1.0) Net income attributable to IES Holdings, Inc. $12.3 $19.3 $27.0 $44.2 Adjusted net income attributable to common stockholders (1) $12.6 $20.8 $31.7 $50.7 Earnings per share attributable to common stockholders $0.58 $0.92 $1.26 $2.08 Adjusted earnings per share attributable to common stockholders (1) $0.60 $0.99 $1.50 $2.41 Diluted shares used to calculate earnings per share 21.0 21.1 21.1 21.1 (1) Adjusted net income attributable to common stockholders, and Adjusted earnings per share attributable to common stockholders are non-GAAP financial measures; see reconcil iation table

10 Non-GAAP Reconciliation of Adjusted Net Income Attributable to IES Holdings, Inc. (in mill ions, except earnings per share) Three Months Ended Nine Months Ended 2020 2021 2020 2021 Net income attributable to IES Holdings, Inc. $12.3 $19.3 $27.0 $44.2 Provision for income taxes 1.7 2.6 7.6 9.9 Adjusted net income before taxes $14.0 $21.9 $34.6 $54.1 Current tax expense (1) (1.2) (1.2) (2.5) (3.0) Severance expense – – – – Adjusted net income attributable to IES Holdings, Inc. (2) $12.8 $20.7 $32.1 $51.1 Adjustments for computation of earnings per share: (Increase) decrease in noncontroll ing interest – 0.1 – (0.4) Net income attributable to restricted stockholders (0.2) – (0.4) – Adjusted net income attributable to common stockholders (2) $12.6 $20.8 $31.7 $50.7 Adjusted earnings per share attributable to common stockholders (2) $0.60 $0.99 $1.50 $2.41 Diluted shares used to calculate adjusted earnings per share 21.0 21.1 21.1 21.1 (1) Represents the tax expense for the current period which will be paid in cash and not offset by the uti l ization of deferred tax assets (2) Adjusted net income attributable to IES Holdings, Inc., Adjusted net income attributable to common stockholders, and Adjusted earnings per share attributable to common stockholders are non-GAAP financial measures

11 Select Balance Sheet Data (in mill ions) 6/30/20 9/30/20 6/30/21 Cash $35.8 $53.6 $18.5 Other Current Assets 290.5 317.9 406.7 Deferred Tax Assets 33.4 33.8 24.0 Non-Current Assets 165.6 155.3 266.7 Total Assets $525.3 $560.5 $715.9 Current Liabil ities $222.8 $242.4 $289.5 Other Liabil ities 28.8 32.7 44.4 Debt 0.3 0.2 30.5 Total Liabil ities $251.8 $275.4 $364.4 Noncontroll ing interest 2.8 1.8 23.4 Equity 270.7 283.3 328.2 Total Liabil ities & Equity $525.3 $560.5 $715.9 Net Cash / (Debt) $35.6 $53.4 ($12.0)

12 Segment Results Three Months Ended Nine Months Ended (in mill ions) June 30, June 30, 2020 2021 2020 2021 Revenue Communications $96.5 $116.2 $276.8 $309.5 Residential 107.9 186.4 300.7 456.3 Infrastructure Solutions 31.9 39.1 92.5 108.2 Commercial & Industrial 56.8 64.1 190.5 178.7 Total Revenue $293.1 $405.9 $860.4 $1,052.7 Operating Income (Loss) Communications $9.4 $9.9 $23.6 $29.0 Residential 8.9 11.0 22.5 25.6 Infrastructure Solutions 3.8 4.8 9.4 13.4 Commercial & Industrial (4.2) 1.0 (8.9) (0.9) Corporate (3.9) (4.2) (11.0) (11.7) Total Operating Income $14.1 $22.5 $35.7 $55.5

13 Non-GAAP Reconciliation of Adjusted EBITDA Three Months Ended Nine Months Ended (in mill ions) June 30, June 30, 2020 2021 2020 2021 Net income attributable to IES Holdings, Inc. $12.3 $19.3 $27.0 $44.2 Provision for income taxes 1.7 2.6 7.6 9.9 Interest & other expense, net - 0.2 1.0 0.4 Depreciation and amortization 3.2 6.0 8.8 15.8 EBITDA $17.2 $28.1 $44.4 $70.3 Non-cash equity compensation expense 1.2 1.0 2.8 2.7 Adjusted EBITDA $18.4 $29.1 $47.2 $73.0

14 Non-GAAP Reconciliation of Remaining Performance Obligations to Backlog (in mill ions) June 30, 2020 March 31, 2021 June 30 2021 Remaining performance obligations $523 $614 $669 Agreements without an enforceable obligation (1) 74 93 156 Backlog $597 $707 $825 (1) Our backlog contains signed agreements and letters of intent which we do not have a legal right to enforce prior to work starting. These arrangements are excluded from remaining performance obligations until work begins.

15 $217 Million of NOLs as of September 30, 2020 $439 $404 $378 $355 $306 $217 2015 2016 2017 2018 2019 2020 * Assumes tax rate of 21% and utilization of entire NOL balance at 9/30/2020 including approximately $27 million associated with NOLs on which a deferred tax asset is not recorded Estimated net operating loss carry forwards (“NOLs”) of approximately $217 million as of September 30, 2020, including approximately $128 million resulting from net operating losses on which a deferred tax asset is not recorded NOL Utilization Expected to Result in Cash Tax Savings of ~$45 million * REMAINING NOL BALANCES AS OF FY ENDING DATES